POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of Ruddick Corporation
( Ruddick ) and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints John W. Copeland, Richard N. Brigden and Douglas A. Stephenson, and each of them acting individually, its and his true and lawful attorneys, with full power to act without the other and with full power of substitution, to execute, deliver and file in its and his name and on its and his behalf, and in each of the undersigned Officer s and Director s capacity or capacities as shown below,
(a) a Registration Statement on Form S-8 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the
 Securities Act ), of 600,000 shares of the Common Stock of Ruddick for sale from time to time by Ruddick to various of its key employees and directors pursuant to the exercise of options granted under the Ruddick Corporation 1995 Comprehensive Stock Option Plan, and any and all amendments, including any and all post-effective amendments, to the foregoing and any and all documents in support thereof or supplemental thereto, and (b) such registration statements, petitions, applications, consents to service of process or other instruments, and any and all amendments or supplements to the foregoing and any and all documents in support thereof or supplemental thereto, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such state or other securities laws, regulations and requirements as may be applicable; and each of Ruddick and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Ruddick might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of Ruddick and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or either of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all amendments to the foregoing and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Ruddick Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors of the Corporation in the capacity or capacities noted has hereunto set his hand on the date indicated.

                              RUDDICK CORPORATION



                              By: /S/ JOHN W. COPELAND

                                   John W. Copeland
                                   President
                                   Dated: November 16, 1995



 Signature                     Title                       Date

/S/ JOHN W. COPELAND       President and Director       November 16, 1995
John W. Copeland           (Principal Executive Officer)


/S/ RICHARD N. BRIGDEN     Vice President-Finance        November 16, 1995
Richard N. Brigden         (Principal Financial Officer)

/S/ DOUGLAS A. STEPHENSON  Treasurer (Principal          November 16, 1995
Douglas A. Stephenson       Accounting Officer)

/S/ THOMAS M. BELK         Director                      November 16, 1995
Thomas M. Belk

/S/ EDWIN B. BORDEN, JR.   Director                      November 16, 1995
Edwin B. Borden, Jr.

/S/ ALAN T. DICKSON        Director                      November 16, 1995
Alan T. Dickson

/S/ R. STUART DICKSON      Director                      November 16, 1995
R. Stuart Dickson

/S/ BEVERLY F. DOLAN       Director                      November 16, 1995
Beverly F. Dolan

/S/ RODDEY DOWD, SR.       Director                      November 16, 1995
Roddey Dowd, Sr.

/S/ JAMES E. S. HYNES      Director                      November 16, 1995
James E. S. Hynes

/S/ HUGH L. McCOLL, JR.    Director                      November 16, 1995
Hugh L. McColl, Jr.

/S/ E. C. WALL, JR.        Director                      November 16, 1995
E. C. Wall, Jr.